                                                                    Exhibit 10.1

                        LIVING CENTERS OF AMERICA, INC.
                             1992 STOCK OPTION PLAN

              (AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 4, 1993)



         The purpose of the Living Centers of America, Inc. 1992 Stock Option Plan (the "Plan") is to authorize the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board") to provide designated officers and other employees of Living Centers of America, Inc. and such of its subsidiaries as are designated by the Committee (hereinafter collectively referred to as the "Company") and to automatically provide nonemployee directors on the Board with certain rights to acquire common stock of the Company through the grant of incentive stock options and nonqualified stock options. The Company believes that this compensation program will cause the participants to contribute materially to the growth of the Company, thereby benefitting the Company's stockholders.

1.       ADMINISTRATION

         The Plan shall be administered and interpreted by the Stock Option Committee consisting of not less than two (2) persons appointed by the Board from among its members who are not employees of the Company. A person may serve on the Committee only if he is a "disinterested person" within the meaning of 17 C.F.R. Section 240.16b-3(c)(2)(i). After receiving recommendations from management of the Company, the Committee shall have the sole authority to determine (i) the employees to whom options shall be granted under the Plan, (ii) the type, size and terms of the options to be made to each employee selected, (iii) the time when the awards will be granted to employees and the duration of the exercise period and (iv) any other matters arising under the Plan. The Committee shall have full power and authority to administer and interpret the Plan and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for conducting its business as its deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interests in the Plan or in any awards granted hereunder. The Committee may delegate to officers or managers of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative function under the Plan.

2.       OPTIONS

         Incentives under the Plan shall consist of incentive stock options and nonqualified stock options (hereinafter collectively referred to as "Options"). The Options granted to employees of the Company will hereinafter be referred to as "Employee Options," and the Options granted under the Plan to directors will hereinafter be referred to as "Director Options." Director Options shall consist only of nonqualified stock options. All Options shall be subject to the terms and conditions set forth herein, and all Employee Options shall be subject to such other terms, restrictions and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Company to the employee (the "Option Letter"). The Committee shall approve the form and provisions of each Option Letter to an employee. Employee Options under a particular Section of the Plan need not be uniform as among employees, and Employee Options under two or more Sections of the Plan may be combined in one instrument.
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3.       SHARES SUBJECT TO THE PLAN

                 (a) Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company ("Company Stock") that have been or may be issued or transferred under the Plan is 800,000 shares. The shares may be authorized but unissued shares or treasury shares. If and to the extent options granted under the Plan terminate, expire,or cancel without having been exercised, the shares subject to such option or such award shall again be available for purposes of the Plan.

                 (b) If there is any change in the number or kind of shares of Company Stock through the declaration of stock dividends, or through a recapitalization, stock splits, or combinations or exchanges of such shares, or merger, reorganization or consolidation of the Company, reclassification or change in par value or by reason of any other extraordinary or unusual events, the number of shares of Company Stock available for Options and the number of such shares covered by outstanding Options, and the price per share or the applicable market value of such Options, shall be proportionately or otherwise appropriately adjusted by the Committee; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                 (c) If the Company is reorganized, or merged or consolidated or party to a plan of exchange with another corporation pursuant to which reorganization, merger, consolidation or plan of exchange stockholders of the Company receive cash or other securities, or if the Company is dissolved or liquidated, the Committee may cancel all outstanding Options as of the effective date of the reorganization, merger, consolidation, plan of exchange or any dissolution or liquidation of the Company, by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase for a period of approximately thirty days during the sixty days next preceding such effective date of all of the shares of Company Stock subject to such outstanding Options, without regard to the installment exercise provisions of the Option Letter imposed under Section 5(d) of the Plan.

4.       ELIGIBILITY FOR PARTICIPATION

                 (a) EMPLOYEE OPTIONS. Officers and other employees of the Company designated by the Committee shall be eligible to participate in the Plan (hereinafter referred to individually as the "Participant" and collectively as the "Participants"). After receiving recommendations from management of the Company, the Committee shall select the persons to receive Employee Options (the "Employee Optionees") from among the Participant. Nothing contained in this Plan shall be construed to limit the right of the Company to grant options to any person for any proper corporate purpose.

                 (b) DIRECTOR OPTIONS. All persons who are serving as directors of the Company on or after the first business day after the 1993 Annual Meeting of Stockholders shall receive Director Options (the "Director Optionees"); provided, however, that a director who is or has been an employee of the Company shall not be eligible to become a Director Optionee unless and until such director is elected to a new term of office as a director while no longer serving as an employee of the Company.
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5.       GRANTING OF OPTIONS

                 (a)      NUMBER OF SHARES.

                          (i) EMPLOYEE OPTIONS. The Committee shall grant to each Employee Optionee a number of stock options determined in its sole discretion. The Committee, in its sole discretion, may provide a greater amount of stock options to any Employee Optionee at any time.

                          (ii) DIRECTOR OPTIONS. On the first business day after the 1993 Annual Meeting of Stockholders of the Company, each then existing nonemployee director of the Company shall automatically be granted a Director Option to purchase 5,000 shares of Company Stock. Annual awards of Director Options to purchase 1,000 shares of Company Stock shall thereafter automatically be granted to each nonemployee director of the Company on the first business day following each of the Company's Annual Meetings of Stockholders ("Annual Grant Date"); provided, however, that any nonemployee director on an Annual Grant Date who has not received an initial grant of a Director Option to purchase 5,000 shares of Company Stock shall instead then receive such initial Director Option covering 5,000 shares.

                 (b)      TYPE OF OPTION AND PRICE.

                          (i) EMPLOYEE OPTIONS. The Committee may grant to employees options qualifying as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and/or other stock options ("Nonqualified Stock Options") in accordance with the terms and conditions set forth herein or any combination of Incentive Stock Options and Nonqualified Stock Options. The purchase price of Company Stock subject to an Incentive Stock Option or Nonqualified Stock Options shall be the fair market value of a share of such stock on the date such Option is granted. Notwithstanding the foregoing, with respect to any Employee Option other than an Incentive Stock Option, the price at which Company Stock may be purchased may be equal to either (A) the fair market value of Company Stock as of a date subsequent to the date of grant as specified by the Committee in the Option Letter or (B) the average of such fair market value over a period of time as specified by the Committee in the Option Letter, but in no event shall the price be less than fifty percent (50%) of the fair market
                 value of Company Stock on the date of grant. The "fair market value" of Company Stock on a particular date shall be deemed to be (A) if the Company Stock is listed on a national securities exchange, the closing price of a share of Company Stock on the principal stock exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (B) if the Company Stock is not so listed but is quoted on the NASDAQ National Market System, the sales price per share of the company Stock, on the NASDAQ National Market System published in The Wall Street Journal for that date, or, if there shall have been no such sale so reported for that date, on the last preceding date on which such a sale was so reported, or (C) if the Company Stock is not so listed or quoted, the average of the closing bid and asked prices on that date in the over-the-counter market, as furnished by the National Association of Securities Dealers Automated System, or, if such information is not available from such system, as furnished by any similar system then engaged in the business of reporting such information and selected by the Company, or if there is not such system, as furnished by any member of the National Association of Security Dealers selected by the Company.
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                          (ii)    DIRECTOR OPTIONS.  All Director Options shall
                 consist solely of Nonqualified Stock Options. The purchase price of Company Stock subject to a Director Option shall be the fair market value of Company Stock, as determined above, on the date the Director Option is granted.

                 (c) EXERCISE PERIOD. The Committee shall determine the option exercise period of each Employee Option, which period shall not exceed ten (10) years from the date of grant. The option exercise period of each Director Option shall be ten (10) years. Notwithstanding any determinations by the Committee regarding the exercise period of any Employee Option or anything in the paragraph
         (c) regarding Director Options to the contrary, all outstanding Options shall become immediately exercisable upon a Change of Control of the Company (as defined in Section 7).

                 (d) VESTING OF OPTIONS. The vesting period for Employee Options shall commence on the date of grant and shall end on such date as is determined by the Committee, in its sole discretion, which shall be specified in the Option Letter. The vesting period for Director Options shall commence on the Annual Grant Date, with twenty percent (20%) of the shares originally subject to each Director Option becoming exercisable on each successive Annual Meeting of Stockholders. Notwithstanding any determinations by the Committee regarding the vesting period of any Employee Option or anything in this paragraph (d) regarding Director Option to the contrary, all outstanding Options shall become immediately exercisable upon a Change of Control of the Company (as defined in Section 7).

                 (e) MANNER OF EXERCISE. An Optionee may exercise an Option by delivering a notice of exercise to the Committee with accompanying payment of the option price. Such notice may instruct the Company to deliver shares of Company Stock due upon the exercise of the Option to any registered broker or dealer designated by the Company ("Designated Broker") in lieu of delivery to the Optionee. Such instructions must designate the account into which the shares are to be deposited. The Optionee may tender this notice of exercise, which has been properly executed by the Optionee, and the aforementioned delivery instructions to any Designated Broker.

                 (f)      TERMINATION OF EMPLOYMENT OR SERVICE, DISABILITY OR
         DEATH.

                          (i) In the event the Employee Optionee during his lifetime ceases to be an employee of the Company for any reason other than death or the Director Optionee ceases to serve as a director for any reason other than death, any Option which is otherwise exercisable by such Optionee shall terminate unless exercised within three (3) months of the date on which he ceases to be an employee, with respect to Employee Options (or within such other period of time as may be specified in the Option Letter), or director, with respect to Director Options, but in any event, no later than the date of expiration of the option exercise period; provided, however, that in the case of an Optionee who is disabled within the meaning of Section 22(e)(3) of the Code, such period shall be one (1) year rather than three (3) months (except as the Committee may otherwise provide in the Option Letter). Upon the termination of service by a director, the unvested portion of his Director Options shall be cancelled.

                          (ii) In the event of the death of the Optionee while he is an employee or director of the Company or within not more than three (3) months of the date on which he ceases to be an employee, with respect to Employee Options (or within such other period of time as may be specified in the Option Letter), or director, with respect to Director Options, any Option which was otherwise exercisable by the Optionee at the
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                 date of death may be exercised by his personal representative at any time prior to the expiration of one (1) year from the date of death, but in any event no later than the date of expiration of the option exercise period.

                 (g) SATISFACTION OF OPTION PRICE. The Employee Optionee shall pay the option price (1) in cash, or (2) subject to Committee approval by delivering shares of Company Stock already owned by the Optionee and having a fair market value on the date of exercise equal to the option price, or (3) subject to Committee approval, by electing to have the Company withhold upon exercise shares of Company Stock having a fair market value on the date of exercise equal to the option price, or (4) subject to Committee approval, by a combination of the foregoing. A Director Optionee shall pay the option price in cash, with Company Stock, or by a combination of the foregoing. If a Director Optionee elects to pay the option price for a Director Optionee in whole or in part with Company Stock, such Company Stock must have been previously held by the director for at least six (6) months prior to exercise. The Optionee shall pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of Company Stock shall not be issued or transferred upon exercise of an Option until the option price and the withholding obligation is fully paid.

                 (h) LIMITS ON INCENTIVE STOCK OPTIONS. Each grant of an Incentive Stock Option shall provide that it is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by the Optionee and that the aggregate fair market value of the Company Stock on the date of the grant of the Option with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan and under any other stock option plan of the Company shall not exceed $100,000. An Incentive Stock Option shall not be granted to any Participant who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or parent of the Company unless the option price is at least one hundred ten percent (110%) of the fair market value of Company Stock subject to option, and such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date the Option is granted. No Incentive Stock Option shall be granted more than ten (10) years after the effective date of the Plan.

6.       TRANSFERABILITY OF OPTIONS

         Only a Participant or his or her authorized legal representative may exercise rights under an Option. Such persons may not transfer those rights except by will or by the laws of descent and distribution. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant ("Successor Optionee") may exercise such rights. A Successor Optionee must furnish proof satisfactory to the Company of his or her right to exercise the Option under the Participant's will or under the applicable laws of descent and distribution. Except for transfers pursuant to a domestic relations order approved by a federal or state court, no Option shall be subject in whole or in part, to attachment, execution or levy of any kind.

7.       CHANGE OF CONTROL OF THE COMPANY

         As used herein, a "Change of Control" shall be deemed to have taken place if (i) any Person (including any individual, firm, corporation, partnership or other entity except the Company or any employee benefit plan of the Company or of any Affiliate or Associate, both as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, any Person or any entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan), together with all Affiliates and Associates of such Person, shall become the beneficial owner in the aggregate of thirty percent (30%) or more of the common stock of the Company then outstanding; provided, however, that no "Change of Control" shall be deemed to occur during any period in which any such Person, and its Affiliates and Associates, are bound by the terms of a standstill agreement under which such parties have agreed not to acquire more than thirty percent (30%) of the common stock of the company then outstanding or to solicit proxies, or (ii) during any twenty-four (24) month period, individuals who at the beginning of such period constituted the Board cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of at least seventy-five percent (75%) of the directors who were not directors at the beginning of such period was approved by a vote of at least seventy-five percent (75%) of the directors in office at the time of such election or nomination who were directors at the beginning of such period.

8.       AMENDMENT AND TERMINATION OF THE PLAN

                 (a) AMENDMENT. The Board may amend or terminate the Plan at any time; provided, however, that the provisions of the Plan which constitute a formula award for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 may not be amended more than once every six (6) months, other than to comport with changes in the Code or the rules thereunder. Any amendment that materially increases the benefits accruing to Participants under the Plan, increases the aggregate number of shares of Company Stock that may be issued or transferred under the Plan (other than by operation of Section 3(b)), or materially modifies the requirements as to eligibility for participant in the Plan shall be subject to approval by the stockholders of the Company.

                 (b) TERMINATION OF PLAN. The Plan shall terminate on February 3, 2002, unless terminated earlier by the Board or unless extended by the Board with the approval of the stockholders.

                 (c) TERMINATION AND AMENDMENT OF OUTSTANDING OPTIONS. A termination or amendment of the Plan that occurs after an Option is made shall not result in the termination or amendment of the Option unless the Optionee consents or unless the Committee acts under
         Section 3(c) or Section 16(b) of the Plan. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Option. Whether or not the Plan has terminated, an outstanding Option may be terminated or amended under
         Section 3(c) or Section 16(b) of the Plan or may be amended by agreement of the Company and the Optionee consistent with the Plan.

9.       FUNDING OF THE PLAN

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Options under this Plan. In no event shall interest be paid or accrued on any option, including unexercised installments.

10.      RIGHTS OF PARTICIPANTS

         Nothing in this Plan shall entitle any Participant or other person to any claim or right to be granted an award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any rights to be retained in the employ of the Company; nor shall any Option confer on a Participant any of the rights of a shareholder of the Company unless or until shares are duly issued or transferred to the Participant in accordance with the terms of the Option.
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11.      WITHHOLDING OF TAXES

         The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Options granted under the Plan.

12.      AGREEMENTS WITH EMPLOYEE OPTIONEES

         Each Employee Option made under this Plan shall be evidenced by an Option Letter containing such terms and conditions as the Committee shall approve.

13.      GENERAL RESTRICTIONS APPLICABLE TO OPTIONS

                 (a) REQUIREMENTS FOR ISSUANCE OF SHARES. No Company Stock shall be issued or transferred upon payment of any Option hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Option made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

                 (b) COMPLIANCE WITH RULE 16B-3. It is the intent of the Company that this Plan comply in all respects with Rule 16b-3 in connection with any Option to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan or any Option does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.

14.      HEADINGS

         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

15.      EFFECTIVE DATE

         This Plan became effective as of February 3, 1992, and was approved by the Company's sole stockholder. The Plan, as amended and restated effective February 4, 1993, shall be effective upon stockholder approval of the amended and restated Plan at the 1993 Annual Meeting of Stockholders. If the amended and restated Plan is not approved at the 1993 Annual Meeting of Stockholders, then the Plan shall be reinstated in the form in effect immediately prior to this amendment and restatement, and no Director Options shall be granted hereunder.

16.      MISCELLANEOUS

                 (a) SUBSTITUTE OPTIONS. The Committee may grant an Option to an employee of another corporation who becomes a Participant by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option granted by such corporation ("Substituted Stock Options"). The terms and conditions of the substitute Option may vary from the terms and conditions required by the plan and from those of the Substituted Stock Option. The Committee shall prescribe the provisions of the substitute Options.

                 (b) COMPLIANCE WITH LAW. The Plan, the exercise of Options, and the obligations of the Company to issue or transfer shares of Company Stock under Options shall be subject to all applicable laws and to approvals by a governmental or regulatory agency as may be required. The Committee may revoke any Option if it is contrary to law or modify any Option to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Optionees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

                 (c) OWNERSHIP OF STOCK. An Optionee or Successor Optionee shall have no rights as a shareholder with respect to any shares of Company Stock covered by an Option until the shares are issued or transferred to the Optionee or Successor Optionee on the stock transfer records of the Company.

                 (d) LIMITATION OF LIABILITY. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

                 (e) GOVERNING LAW. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Option Letter shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

As adopted by the Board of Directors of Living
Centers of America, Inc. on December 3, 1992, effective as of February 4, 1993.

/s/ JAN E. FARLEY
- ---------------------
Jan E. Farley
Secretary

                        LIVING CENTERS OF AMERICA, INC.
                             1992 STOCK OPTION PLAN

              (AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 4, 1993)

                                FIRST AMENDMENT


         Living Centers of America, Inc., a Delaware corporation, having established the Living Centers of America, Inc. 1992 Stock Option Plan, as amended and restated effective February 4, 1993 (the "Plan"), for the benefit of its eligible employees, and having reserved the right to amend the Plan under Section 8 of the Plan, does hereby amend the Plan, effective as of November 17, 1994, to increase the number of shares under Section 3(a) of the Plan which have been or may be issued or transferred under the Plan by 600,000.

         Terms as used in this Amendment and not defined herein are used herein as they are defined in the Plan. References in the Plan to "this Plan" (and indirect references such as "hereof" and "herein") are amended to refer to the Plan as amended by this Amendment. Except as expressly amended hereby, the Plan shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, Living Centers of America, Inc. has caused these presents to be executed by its duly authorized officers, in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 18th day of November, 1994.

                                        LIVING CENTERS OF AMERICA, INC.



                                        By:  /s/ EDWARD L. KUNTZ
                                             --------------------------
(SEAL)

                              SECOND AMENDMENT TO
                        LIVING CENTERS OF AMERICA, INC.
                             1992 STOCK OPTION PLAN
                                       AS
                AMENDED AND RESTATED EFFECTIVE FEBRUARY 4, 1993


         Living Centers of America, Inc., a Delaware corporation, having established the Living Centers of America, Inc. 1992 Stock Option Plan, As Amended and Restated Effective February 4, 1993 (the "Plan"), for the benefit of its eligible employees, and having reserved the right to amend the Plan under Section 8 of the Plan, does hereby amend the Plan, effective as of November 17, 1995, and subject to approval by the Company's stockholders, as follows:

         1. The first sentence of Section 3(a) is hereby amended in its entirety to read as follows:

         Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company ("Company Stock") that has been or may be issued or transferred under the Plan is 2,000,000 shares.

         2. The second sentence of Section 5(a)(ii) of the Plan is hereby deleted, and the following language shall be substituted in lieu thereof:

         On each of the first business days after the 1994 and the 1995 Annual Meeting of Stockholders of the Company, each nonemployee director of the Company on such dates were automatically granted a Director Option to purchase 1,000 shares of Company Stock. On the first day in December 1995 on which the New York Stock Exchange (the "NYSE") is open for business and on the first day in December of each calendar year thereafter on which the NYSE is open for business (the "Annual Grant Date"), each nonemployee director of the Company who holds a position as of such date shall automatically be granted a Director Option to purchase 2,000 shares of Company Stock; provided, however, that any nonemployee director on any given Annual Grant Date who has not received an initial grant of a Director Option pursuant to this Plan to purchase 5,000 shares of Company stock shall instead then receive such initial Director Option covering 5,000 shares. Notwithstanding the foregoing, the grant of all Director Options granted on the first day in December 1995 on which the NYSE is open for business shall be subject to the approval of the Company's stockholders at the 1996 Annual Meeting of Stockholders of the Company, and each such nonemployee director shall have no right to sell, assign, transfer, pledge or place any encumbrance on such Director Options granted to such director or the underlying shares thereof unless and until such approval has been given (but if such approval is given, such Director Options shall remain subject to all of the terms of this Plan, including Section 6 hereof).

         In the event the foregoing amendments are not approved by the Company's stockholders at the 1996 Annual Meeting of Stockholders of the Company, then the provisions of Sections 3(a) and 5(a)(ii) of the Plan as in effect prior to the foregoing amendments shall remain in full force and effect and the Director Options that otherwise would have been granted thereunder shall be granted as if the foregoing amendments shall not have been made. In addition, the terms of this Second Amendment shall have no effect on any options granted by the Company prior to the date hereof.

         Terms as used in this Second Amendment and not defined herein are used herein as they are defined in the Plan. References in the Plan to "this Plan" (and indirect references such as "hereof" and "herein") are amended to refer to the Plan as amended by this Second Amendment. Except as expressly amended hereby, the Plan shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, Living Centers of America, Inc. has caused this instrument to be executed by a duly authorized officer effective as of November 17, 1995.

                                        LIVING CENTERS OF AMERICA, INC.



                                        By:  /s/ EDWARD L. KUNTZ
                                             --------------------------